UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14169	22-3178468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 14, 2011, Human Genome Sciences, Inc. and GlaxoSmithKline PLC announced that the European Medicines Agency has approved BENLYSTA® as an add-on therapy in adult patients with active autoantibody-positive systemic lupus erythematosus with a high degree of disease activity (e.g., positive anti-dsDNA and low complement) despite standard therapy. The press release issued by HGS and GSK concerning this announcement is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99 Press Release, dated July 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

By:  /s/ James H. Davis, Ph.D.
Name: James H. Davis, Ph.D.
Title: Executive Vice President, General
          Counsel and Secretary

Date: July 14, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release, dated July 14, 2011.